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                                                                   EXHIBIT 10.12


                           NON-SOLICITATION AGREEMENT

                                  BY AND AMONG

                                JOHN Q. HAMMONS,

                         JOHN Q. HAMMONS, AS TRUSTEE OF
                  THE REVOCABLE TRUST OF JOHN Q. HAMMONS, DATED
                   DECEMBER 28, 1989, AS AMENDED AND RESTATED,

                           JQH HOTELS MANAGEMENT, LLC,

                              JQH ACQUISITION, LLC,

                                   NEWCO, LLC,

                          JOHN Q. HAMMONS HOTELS, L.P.,

                                       AND

                          JOHN Q. HAMMONS HOTELS, INC.

                       Dated as of _________________, 2005

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                           NON-SOLICITATION AGREEMENT

      THIS NON-SOLICITATION AGREEMENT (this "Agreement") is entered into as of , 2005, by and among JQH Acquisition, LLC, a Delaware limited liability company ("JQHA"), Newco Hotels, LLC, a Delaware limited liability company ("Newco"), John Q. Hammons Hotels, L.P., a Delaware limited partnership ("JQH LP"), John Q. Hammons Hotels, Inc., a Delaware corporation ("JQH, Inc."), John Q. Hammons ("JQH"), John Q. Hammons, as trustee of the John Q. Hammons Revocable Trust, dated December 29, 1989, as amended and restated ("JQH Trust") and JQH Hotels Management, LLC ("JQHHM "), a Delaware limited liability company.

      WHEREAS, pursuant to the Management Assets and Obligations Distribution Agreement dated of even date herewith, by and between JQHA, JQH, Inc., JQH LP and JQHHM (the "Management Assets and Obligations Distribution Agreement"), JQH, Inc. and JQH LP distributed to JQHHM certain assets used in the provision of hotel management services for certain hotel properties owned leased and/or managed by JQHA, JQH Inc., JQH LP and their affiliates;

      WHEREAS, pursuant to the Management Services Agreement, dated of even date herewith, by and between [TRS] and JQHHM, [TRS] has, among other things, appointed JQHHM to provide management services for and manage and operate certain hotel properties and associated convention and banquet facilities leased by [TRS] from JQH LP and John Q. Hammons Hotels Two, L.P., a Delaware limited partnership;

      WHEREAS, pursuant to separate management agreements with third parties, JQHHM manages other hotel properties and associated convention and banquet facilities; and

      WHEREAS, the parties hereto desire that JQH obtain certain non-solicitation protections from the other parties hereto with regard to the JQH Employees (as defined herein).

      NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereto agree as follows:

      1. Definitions: Certain capitalized terms used herein shall have the meanings set forth below.

            (a) "Affiliate" shall mean any individual or entity, directly or indirectly through one or more intermediaries, controlling, controlled by, or under common control with a party. The term "control," as used in the immediately preceding sentence, means, with respect to a corporation, the right to exercise, directly or indirectly, fifty percent (50%) or more of the voting rights attributable to the shares of the controlled corporation and, with respect to an entity that is not a corporation, the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of the controlled entity.

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            (b) "JQH Employees" means all management level employees of JQH,
      Inc. who in connection with the Merger Transaction became employed by JQHHM pursuant to the Management Assets and Obligations Distribution Agreement.

            (c) "Person" means an individual, corporation, partnership, limited liability company, joint venture, association, trust, unincorporated organization or other entity.

      2. Non-Solicitation of Employees. The parties hereby agree that JQHA, JQH, Inc., JQH LP and their respective Affiliates shall not solicit to hire or hire any JQH Employees without the prior written consent of JQH, which approval may be withheld by JQH in his sole and absolute discretion. The provisions of this
Section 2 shall expire on the earlier to occur of: (x) full redemption, sale, transfer, gift, or other permitted disposition by JQH and his Affiliates of all of their preferred interests in JQH LP, or (y) JQH's death.

      3. Enforcement.

            (a) Reasonable and Necessary Restrictions. The parties hereto acknowledge that the restrictions, prohibitions and other provisions hereof are reasonable, fair and equitable and are necessary to protect respective legitimate business interests of JQHHM, JQH and JQH Trust and are a material inducement to JQH consummating the transactions contemplated by the Merger Agreement, dated of even date herewith, by and among JQHA, Merger Sub, a Delaware company ("Merger Sub") and JQH, Inc. and the Amended and Restated Transaction Agreement, dated of even date herewith, by and among JD Holdings, LLC, a Delaware limited liability company, JQHA, JQH, JQH Trust and Hammons, Inc.

            (b) Specific Performance. The parties hereto acknowledge that the obligations undertaken pursuant to this Agreement are unique and that JQHHM and JQH will have no adequate remedy at law if the other parties hereto fail to perform any of its or their respective obligations hereunder. The parties hereto confirm that the rights of JQHHM and JQH to specific performance of the terms of this Agreement are essential to protect their respective rights and interests. Accordingly, in addition to any other remedies that JQHHM and JQH may have at law or in equity, they shall each have the right to seek to have all obligations, covenants, agreements and other provisions of this Agreement specifically performed by the other parties hereto, and shall have the right to obtain preliminary and permanent injunctive relief to secure specific performance and to prevent a breach or contemplated breach of this Agreement.

            (c) Severability. This Agreement will be deemed severable and the invalidity or unenforceability of any term or provision hereof will not affect the validity or enforceability of this Agreement or any other term or provision hereof.

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      4. Miscellaneous Provisions.

            (a) Binding Effect. Subject to any provisions hereof restricting assignment, all covenants and agreements in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors, assigns, heirs, and personal representatives.

            (b) Assignment. None of the parties hereto may assign any of his or its rights under this Agreement or attempt to have any other person or entity assume any of his or its obligations hereunder, without the consent of the other parties hereto. Notwithstanding the foregoing, each party hereto may assign his or its rights, but not obligations, under this Agreement to an Affiliate of such party.

            (c) Integration; Amendment. This Agreement constitutes the entire agreement between the parties hereto with respect to the matters set forth herein and supersedes and renders of no force and effect all prior oral or written agreements, commitments and understandings among the parties with respect to the matters set forth herein. Except as otherwise expressly provided in this Agreement, no amendment, modification or discharge of this Agreement shall be valid or binding unless set forth in writing and duly executed by each of the parties hereto.

            (d) Waivers. No waiver by a party hereto shall be effective unless made in a written instrument duly executed by the party against whom such waiver is sought to be enforced, and only to the extent set forth in such instrument. Neither the waiver by any of the parties hereto of a breach or a default under any of the provisions of this Agreement, nor the failure of any of the parties, on one or more occasions, to enforce any of the provisions of this Agreement or to exercise any right or privilege hereunder shall thereafter be construed as a waiver of any subsequent breach or default of a similar nature, or as a waiver of any such provisions, rights or privileges hereunder.

            (e) Governing Law; Jurisdiction. This Agreement, the rights and obligations of the parties hereto, and any claims or disputes relating thereto, shall be governed by and construed in accordance with the internal laws of the State of Delaware.

            (f) Waiver of Jury Trial. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE IT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT AND ANY OF THE AGREEMENTS DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH

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      PARTY CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR
      ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE SUCH WAIVER, (B) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVER, (C) IT MAKES SUCH WAIVER VOLUNTARILY AND (D) IT HAS BEEN INDUCED TO ENTER THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 4(F).

            (g) Jurisdiction; Service of Process. Any action or proceeding seeking to enforce any provision of, or based on any right arising out of, this Agreement shall be brought against any of the parties only in the Courts of the State of Delaware or, if it has or can acquire jurisdiction, in the United State District Court for the District of Delaware, and each of the parties consents to the exclusive jurisdiction of such courts (and of the appropriate appellate courts) in any such action or proceeding and waives any objection to venue laid therein. Process in any action or proceeding referred to in the preceding sentence may be served on any party anywhere in the world.

            (h) Headings. Section and subsection headings contained in this Agreement are inserted for convenience of reference only, shall not be deemed to be a part of this Agreement for any purpose, and shall not in any way define or affect the meaning, construction or scope of any of the provisions hereof.

            (i) Execution in Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be deemed an original, and all such counterparts shall constitute one and the same agreement. Any counterpart to which original or facsimile signatures of all parties are attached shall constitute an original of this Agreement.

            (j) Notices. All notices and other communications under this Agreement shall be in writing and shall be deemed given (a) when delivered by hand or certified mail, return receipt requested, postage prepaid, (b) when transmitted by telecopier (providing confirmation of transmission) or
      (c) when received if sent by overnight courier (providing proof of delivery), to the addressee at the following addresses or telecopier numbers (or to such other address or telecopier number as a party may specify from time to time by notice hereunder):

            If to JQH, JQH Trust or JQHHM:

                 John Q. Hammons
                 300 John Q. Hammons Parkway
                 Suite 900
                 Springfield, Missouri 65806
                 Telephone: (417) 873-3595

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                 Facsimile: (417) 873-3511

            with a copy (which shall not constitute notice) to:

                 Blackwell Sanders Peper Martin LLP
                 4801 Main Street, Suite 1000
                 Kansas City, Missouri 64112
                 Attn:      Gary D. Gilson and
                            David C. Agee
                 Telephone:  (816) 983-8000
                 Facsimile:  (816) 983-8080

            If to JQHA, Newco, JQH, Inc. or JQH LP:

                 JQH Acquisition, LLC
                 Carnegie Hall Tower
                 152 West 57th Street, 56th Floor
                 New York, New York 10019
                 Attn: Jonathan D. Eilian
                 Telephone: (212) 884-8827
                 Facsimile: (212) 884-8753

            with a copy to:

                 Kaye Scholer LLC
                 Three First National Plaza
                 41st Floor
                 70 West Madison Street
                 Chicago, Illinois 60602-4231
                 Attn: Gary R. Silverman, Esq
                 Telephone: (312) 583-2530
                 Facsimile: (312) 583-2330

      All notices shall be deemed given when delivered personally, one day after being delivered to a nationally recognized overnight courier or when telecopied (with a confirmatory copy sent by such overnight courier)

                            [SIGNATURE PAGES FOLLOW]

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      IN WITNESS WHEREOF, each of the undersigned has executed this Agreement, or caused this Agreement to be duly executed on its behalf, as of the date first set forth above.

                                     JOHN Q. HAMMONS

                                     ___________________________________________
                                     John Q. Hammons

                                     THE REVOCABLE TRUST OF JOHN Q.
                                     HAMMONS, DATED DECEMBER 28, 1989, AS
                                     AMENDED AND RESTATED

                                     By:________________________________________
                                     Name: John Q. Hammons
                                     Title:   Trustee

                                     JQH HOTELS MANAGEMENT, LLC,
                                     a Delaware limited liability company

                                     By:________________________________________
                                     Name:______________________________________
                                     Title:_____________________________________

                                     JQH ACQUISITION, LLC,
                                     a Delaware limited liability company

                                     By:________________________________________
                                     Name:______________________________________
                                     Title:_____________________________________

                                     NEWCO HOTELS, LLC
                                     a Delaware limited liability company

                                     By:________________________________________
                                     Name:______________________________________
                                     Title:_____________________________________

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                                     JOHN Q. HAMMONS HOTELS, INC.,
                                     a Delaware corporation

                                     By:________________________________________
                                     Name:______________________________________
                                     Title:_____________________________________

                                     JOHN Q. HAMMONS HOTELS, L.P.,
                                     a Delaware limited partnership

                                     By: JOHN Q. HAMMONS HOTELS, INC.,
                                         a Delaware corporation

                                     By:________________________________________
                                     Name:______________________________________
                                     Title:_____________________________________

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